                                                                   EXHIBIT 10.34

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

                                                         ANSALDO RICERCHE
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Ansaldo Ricerche S.r.l.                                 Order no. M 0286/00               The correspondence regarding the present
Corso Perrone, 25                                                                         document must refer to the complete
16161 Genoa ITALY                                                                         particulars referred to alongside hereof
Te. 010 6551, Telex 271274 ANSAR 1, Fax 010 444666                                        and be addressed as specified below.
                                                                                          ANSALDO RICERCHE shall not be liable for
                                                                                          the consequences of any possible
                                                                                          forwarding of the correspondence carried
                                                                                          out contrary to what is specified.
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
Tax ID no., VAT no. 03285280107                         Date FEB. 13, 1997                to:
C.C.I.A.A. 331606 Genoa                                                                   DE NORA S.p.A.
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Registered office: Genoa 55815                          Project ARI ANSALDO RICERCHE      VIA BISTOLFI, 35
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Capital 19,320,000,000 lire                             Supplier code D6441T   350-9001   20134 MILAN
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IPN FINMECCANICA
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You are granted this order on the conditions contained herein, which nullify and               For business correspondence:
replace any other condition  contained in the terms of sale. The validity of this
order is contingent on the receipt, within 30 days of date contained herein, of                   Ansaldo Nuclear Division
your letter of unconditional acceptance as per the attached fax.                                      Corso Perrone, 25
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Ref.                  45 KW FUEL CELL STACKS                                                         16161 Genoa ITALY
                                                                                                      Fax 010 6553532

                                                                                                       Unit DNU/PNI
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Detailed information                                                                     For correspondence of a strictly
ORDER NO.             DESCRIPTION                   ISSUE AMOUNT CURRENCY                administrative nature, such as invoices,
R TI1000              PEM 45 KW FUEL CELL STACKS    320,000,000      LIRE                price revisions, account statements:

                                                                                                   Ansaldo PC Divison
                                                                                                   Via D'Annunzio, 105
                                                                                                    16126 Genoa, Italy

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                                                                                         For test & inspection telexes and telegrams
THE FOLLOWING ARE AN INTEGRAL PART OF THE ORDER:
   -     TEXT OF THE ORDER                                                                          Ansaldo Nuclear Division
   -     BILL DIARY                                                                                    Corso Perrone, 25
   -     ATTACHMENTS REFERENCED IN THE TEXT
                                                                                                           Unit OUA

                                                                                         -------------------------------------------
SPECIAL CONDITIONS:                          PAYMENT: 90 DAYS FROM INVOICE DATE                    For all other correspondence:
    DESTINATION: Corso Perrone, 25           TRANSPORT:
     DELIVERY: Free Genoa                                                                              Ansaldo Ricerche Srl
     CRATING: INCL. (OPTIONAL)                                                                          Corso Perrone, 25
                                                                                                       16161 Genoa ITALY
Information for      Requesting party:                   Issued by:
ANSALDO only         DNT                                 B. AMCHERO   G. PAOLO
                                                                                         -------------------------------------------
                                                         Total amount                       MERCENARO BARTOLOMEO
                                                         320,000,000 LIRE                   Order manager
                                                                                         -------------------------------------------
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

                               ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 2
---------------------- ---------------------------------- -------------------

PREAMBLE

The European Economic Community (hereinafter COMMUNITY in the contract documents), represented by the Commission of the European Communities (hereinafter COMMISSION in the contract documents) and
     -        ANSALDO RICERCHE S.r.l. (COORDINATOR)
     -        ANSALDO INDUSTRIA S.p.A.
     -        MESSER GRIESHEIM GmbH
     -        REGISTRO NAVALE ITALIANO (RINA)
              (hereinafter CONTRACTING PARTIES),
signed CONTRACT no. 5074-92-11 EL ISP PC (hereinafter the CONTRACT) concerning "EOHHPP Phase III O-3: Demonstration Prototype of a Fuel Cell Boat used for Inland Navigation (hereinafter the PROJECT), in which CONTRACTING PARTIES undertake to perform the work for the PROJECT.
COORDINATOR has selected the Subcontractor who will supply DE NORA S.p.A. (hereinafter DNR) fuel cells; said company, with whom [COORINDATOR] engages in joint business governed by two agreements dated 05/13/92, has developed a new technology for solid fuel electrolytic cells.

ART. 1 -- SUBJECT OF THE ORDER

1.1 ANSALDO RICERCHE S.r.l. (ARI) grants DE NORA S.p.A. (DNR) the order to supply:
1.1.1 Fuel cell stacks defined in the annexed document "PURCHASE SPECIFICATION FOR FUEL CELL GENERATION SYSTEM FOR VESSEL EQHHPP"
1.1.2 Installation, start-up, testing & inspection, and operation of the stacks for a maximum period of 15 working days. Intervention time to be agreed with reasonable notice.
1.1.3     Replacement parts for regular maintenance during the test period.

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 3
---------------------- ---------------------------------- -------------------

1.2 GA stacks remain the property of DNR, which will make repairs and/or replace all parts at its own expense due to construction defects during the demonstration period (though up to and not later than 06/30/99) and where said malfunctions are not due to operation of same in a way other than that set down by DNR in the respective testing & inspection, maintenance and care manuals.
       DNR undertakes to provide technical assistance to ARI for the entire demonstration period (up to and not later than 06/30/99) at terms and conditions to be agreed upon between ARI and DNR on a case by case basis.

1.3 ARI undertakes not to analyze the components of the stacks and not to permit third parties to inspect and/or analyze the components of the stacks.

1.4 Once the tests are concluded, ARI and DNR shall agree on returning the stacks to DNR. The stacks will be returned in their current condition and ARI shall not be responsible for wear and/or deterioration due to the use of the stacks, unless said wear and deterioration is due to operating the stacks out of conformity with DNR's instructions in its testing & inspection, maintenance and care manuals, without prejudice to the terms of 1.3.

1.5 Any publication of the results, beyond that which is provided in the CONTRACT, shall be agreed between ARI and DNR.

ART. 2 - CONTRACT DOCUMENTS

2.1    The contract documents are as follows:

2.1.1  PURCHASE SPECIFICATION -- FOR FUEL CELL GENERATION SYSTEM FOR VESSEL
       EQHHPP"

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 4
---------------------- ---------------------------------- -------------------

1.2 doc. PSA/CGF/02 REV. 1 - GENERAL CONDITIONS FOR SUPPLYING SYSTEMS, EQUIPMENT, MACHINERY AND ASSOCIATED BUSINESS

 .2 For any disagreements between the documents listed above, the interpretation of same must be agreed by ARI and DNR in reasonable terms.

 .3 The content of this order shall take precedence over the aforementioned documents.

 .4 Departures from the contract documents must be approved by ANSALDO in writing under penalty of nullification.


ART. 3 - TERMS OF CONTRACT

 .1    The date on which work begins is set down in the order acceptance date.

 .2 Supply shall be delivered to the delivery point within 24 working weeks of the signing date of the order.

ART. 4 - CRATING

       The price includes crating.

ART. 5 - DELIVERY

       The supply shall be delivered CIF ANSALDO - Genoa (ref. INCOTERMS 1990).

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 5
---------------------- ---------------------------------- -------------------

ART. 6 - TRANSFER OF OWNERSHIP

       N/A

ART. 7 - PENALTIES

1 Delivery dates are final and no delay is permitted without prior written authorization by ANSALDO.

2 In the event of delays in the contract supply delivery date, after a grace period of 5 calendar days a penalty of 0.5% of the total order amount shall be applied for every week or portion thereof of delay.

 .2.1   The maximum amount of delay penalties shall be 10% of the final order amount.

ART. 8 - GUARANTIES

       N/A

ART. 9 - INSTALLATION AND TEST ASSISTANCE

       The above are included in the services as per Art. 1.

ART. 10 - PRICE

       Total flat rate price as indicated in Art. 1. 320,000,000 lire

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 6
---------------------- ---------------------------------- -------------------


ART. 11 - INVOICING AND PAYMENT METHOD

1.1 The amount as per Art. 4 may be invoiced as incurred, though not prior to the dates on which the work associated therewith is completed, defined in Table 1A in the annex.

1.2    Every invoice must contain the following information:
       -        running/consecutive number
       -        Community Order number 5074-92-11 ELISP PC
       -        order number
       -        name, address, and account number of DNP's reference bank


ART. 12 - PAYMENT

       Payments shall be made by direct remittance to the Bank selected by ANSALDO, within 90 days, end of month, of the receipt of invoice, provided the conditions to which the installments are subject have actually been met.

ART. 13 - ACCEPTANCE

       As indication of unconditional acceptance, supplier will send to ANSALDO a letter which complies with the fax specified in the contract documents, by and no later than 20 days from receipt of this order. Should the referenced acceptance not be received within the above term, ANSALDO shall as a precautionary measure stop processing any invoices received, reserving the right to take action against Supplier for compensation for any damages incurred.

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 7
---------------------- ---------------------------------- -------------------


ART. 14 - DECLARATION BY THE CONTRACTING PARTIES

       ANSALDO and Supplier declare that the terms ratified in this order correspond to the agreements concluded in their negotiations. Therefore, all previous correspondence must be considered superceded.


                                     [stamp]
                                     ANSALDO
                                     Ansaldo Ricerche S.r.l.
                                     /s/
                                     Giuseppe Ferrari
                                     Managing Director

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
                                                          ANSALDO RICERCHE
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order no. N 02486 00                                      of FEB. 13, 1997                                   page no. 8
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                                                             TABLE 1A
                                                 BILL AND PAYMENT CONDITIONS DIARY

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 SUBORDER:              N 02486/00 R              ORDER / CDR:       TI1000   SUPPLIER CODE:               064411            RDA
 DESCRIPTION:           45 KW FUEL CELL STACKS                                                                               REF.:
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
 QUALITY LEVEL:         1                                                     CURRENCY CODE:               ITALIAN LIRE
 INITIAL DATE           12/05/96                  TYPE OF GOODS:     OAB      AMOUNT OF SUBORDER
 PAYMENT COND.:         90 DAYS AFTER INVOICE     REF. [ILLEG.]               -- AMOUNT ISSUE OF SERVICE:  320,000,000
                                                  ORDERS                      -- TOTAL AMOUNT:             320,000,000
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 DESTINATION:           Corso Perrone, 25                                     DELIVERY:                    Free Genoa
 TRANSPORT:                                                                   CRATING:                     INCLUDED (OPTIONAL)
 DOCS. ATTACHED:
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

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EVENT      EVENT SCHEDULE              DESCRIPTION OF EVENTS TO BE INVOICED                     PERCENT      AMOUNT        COMMENTS
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           BEGINNING    END
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
1 A                     02/01/97       ACCEPTANCE OF ORDER                                      0.2500       80,000,000
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2 C                     07/31/97       DELIVERY OF STACKS (24 WORKING WEEKS FROM ACCEPTANCE     0.2500       80,000,000
                                       OF ORDER)
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3 C                     01/31/98       SIX MONTHS AFTER DELIVERY OF SUPPLY                      0.2500       80,000,000
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4 C                     06/30/99       AT END OF DEMONSTRATION CAMPAIGN, BY ISSUE OF THE        0.2500       80,000,000
                                       ACTIVITY COMPLETION REPORT, AND, IN ANY CASE, NO LATER
                                       THAN 06/10/99
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